voya advantageSM

voya advantage centurySM

voya advantage century plusSM

voya encore flex/voya encore

INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company

and its

Separate Account N

Supplement Dated November 15, 2018

This supplement updates and amends certain information contained in your current contract prospectus and any subsequent supplements thereto. Please read it carefully and keep it with your contract prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE
FRANKLIN SMALL CAP VALUE VIP FUND

Effective November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC, a wholly owned subsidiary of Franklin Resources, Inc., and the personnel that provide such services to the Franklin Small Cap Value VIP Fund were restructured into Franklin Mutual Advisers, LLC, also a wholly owned subsidiary of Franklin Resources, Inc. Accordingly, all references in your contract prospectus or in any contract prospectus supplement to “Franklin Advisory Services, LLC” as subadviser for the Franklin Small Cap Value VIP Fund are to be deleted and replaced with “Franklin Mutual Advisers, LLC.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.REL-18	Page 1 of 1	November 2018